BLACKROCK FUNDS V

BlackRock Core Bond Portfolio

(the “Fund”)

Supplement dated August 27, 2019 to the Summary Prospectuses and Prospectuses,

each dated January 28, 2019, as amended and supplemented to date

On July 29, 2019, the Board of Trustees of BlackRock Funds V approved the appointment of each of BlackRock International Limited and BlackRock (Singapore) Limited as a sub-adviser of the Fund (together, the “Sub-Advisers”), pursuant to a separate sub-advisory agreement between each Sub-Adviser and BlackRock Advisors, LLC with respect to the Fund. The addition of each Sub-Adviser as a sub-adviser of the Fund is effective on August 27, 2019.

The following changes are made to the Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Core Bond Portfolio—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Core Bond Portfolio—Investment Manager” are amended to add the following:

The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The section of the Prospectus entitled “Management of the Funds—BlackRock” is supplemented as follows:

BlackRock International Limited and BlackRock (Singapore) Limited, the sub-advisers to the Core Bond Fund (the “Sub-Advisers”), are registered investment advisers organized in 1995 and 2000, respectively.

BlackRock has entered into sub-advisory agreements with the Sub-Advisers, affiliates of BlackRock (the “Sub-Advisory Agreements”) with respect to the Core Bond Fund. Under the Sub-Advisory Agreements, BlackRock pays each Sub-Adviser for services it provides for that portion of the Core Bond Fund for which the Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the Core Bond Fund.

A discussion of the basis for the Board’s approval of the Sub-Advisory Agreements between BlackRock and each of the Sub-Advisers will be included in the Core Bond Fund’s annual shareholder report for the fiscal year ending September 30, 2019.

Shareholders should retain this Supplement for future reference.

ALLPR-BRFIIH-0819SUP